EXHIBIT 10.21

AMENDMENT NUMBER 12 TO THE
TEXAS REGIONAL BANCSHARES, INC.
EMPLOYEE STOCK OWNERSHIP PLAN (WITH 401(K) PROVISIONS)

      WHEREAS, as a result of the merger pursuant to which the Bank of Texas merged with and into Texas State Bank, a wholly owned subsidiary of Texas Regional Bancshares, Inc. (the "Corporation"), Texas State Bank has become the successor employer to Bank of Texas for purposes of the Bank of Texas Profit Sharing Plan and related Trust; and

      WHEREAS, the Bank of Texas Profit Sharing Plan was submitted to the Voluntary Compliance Resolution program offered by the Internal Revenue Service for the purposes of correcting certain administrative and/or operational problems; and

      WHEREAS, in Amendment Number 10 to the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions)(the "ESOP"), the Corporation agreed to merge the Bank of Texas Plan into the ESOP and the Trust created pursuant to the Bank of Texas Plan (the "Bank of Texas Trust") into the Texas Regional Bancshares, Inc., Employee Stock Ownership Trust (the "ESOT") upon resolution of the administrative and/or operational problems in the Bank of Texas Profit Sharing Plan pursuant to the Voluntary Compliance Resolution ("VCR") program; and

      WHEREAS, the Corporation and the Trustees have determined that it is in the best interest of the participants and beneficiaries of the ESOP and the Bank of Texas Plan to rescind Amendment Number 10;

      NOW THEREFORE, IT IS HEREBY AGREED THAT the Amendment Number 10 to the ESOP shall be and is hereby rescinded effective as of July 13, 1999;

      IT IS FURTHER AGREED THAT the amendment of the ESOP and the Bank of Texas Plan, and the related ESOT and the Bank of Texas Trust, as provided in Amendment Number 10 shall be and is hereby suspended and abated until further written amendment adopted by the Corporation and the Trustees of the ESOP and the Bank of Texas Plan.

      EXECUTED on this the 22 day of December, 1999, to be effective as of July 13, 1999.

                                    TEXAS REGIONAL BANCSHARES, INC.



                                    BY: /S/ G.E. RONEY
                                        ----------------------------------------
                                        Glen E. Roney
                                        Chief Executive Officer & Trustee


                                    BY: /S/ MORRIS ATLAS
                                        ----------------------------------------
                                        Morris Atlas, Trustee


                                    BY: /S/ FRANK N. BOGGUS
                                        ----------------------------------------
                                        Frank N. Boggus, Trustee

                                    Page 24